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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 1997

                           UNITED SHIELDS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

           Colorado                   33-11062-D                84-1049047
-------------------------------       ----------              ---------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       file number)           Identification No.)

                  655 Eden Park Drive, Cincinnati, Ohio 45202
                  -------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (513)241-7470
                                                   -------------


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ITEM 5. OTHER EVENTS

         On November 5, 1997, United Shields Corporation issued a press release pursuant to the Rule 135c safe harbor for reporting issuers announcing that it proposes to make an unregistered offering of up to 2,000,000 shares of its common stock at a price of $4.00 per share. A copy of the press release is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

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                                                                   Filed Herewith
                                                                     (Page No.)
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
                  99           Press Release issued November            E-1
                               5, 1997
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED SHIELDS CORPORATION

By: /s/ T. J. Tully
   ------------------------------------------
   T. J. Tully, Chairman of the Board and CEO

Date: November 4, 1997

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